Exhibit 99.1

FOR IMMEDIATE RELEASE November 12, 2026
Ashleigh Flower Wilshire SVP, Head of Investor Relations 601.208.6898 ashleigh.wilshire@hancockwhitney.com	F. Joseph Rein, Jr. EVP, Chief Corporate Strategy Officer 504.299.5076 jrein@trustmark.com

Hancock Whitney Corporation to acquire Trustmark Corporation

Creating long-term value for shareholders through compelling combination

GULFPORT, Miss. (November 12, 2026) — Hancock Whitney Corporation (Nasdaq: HWC), parent company of Hancock Whitney Bank, and Trustmark Corporation (“Trustmark”) (NASDAQ: TRMK), parent company of Trustmark Bank, jointly announced today that they have entered into a definitive agreement and plan of merger, pursuant to which Trustmark will merge with and into Hancock Whitney in an all-stock transaction valued at approximately $3.2 billion.

This merger establishes a premier Gulf South regional bank with approximately $58 billion in assets and a presence across six Southeastern states, combining the scale and capabilities of a larger institution with the client focus and relationship banking approach that defines both organizations. The merger unites two strong, high-performing Mississippi headquartered franchises with proven performance, robust liquidity, and solid capital foundations, creating a stronger platform for profitable growth. The combined organization is expected to deliver improved profitability, maintain strong pro-forma capital ratios, and increase the scale and resources needed to invest in high-growth markets, while continuing to support customers and communities throughout its core footprint.

“We are pleased to welcome Trustmark to the Hancock Whitney organization,” said John M. Hairston, President and CEO of Hancock Whitney. “By bringing together two high-performing banks with shared values, complementary capabilities, and a relentless focus on client success, we create an organization that is stronger as one. This combination enhances our platform, expands growth opportunities, strengthens the core deposit franchise, and broadens the capabilities we deliver to consumer and business clients.”

Duane Dewey, President and CEO of Trustmark, commented, “We and Hancock Whitney have long held a shared commitment to exceptional client service and relationship banking. Given the strong cultural alignment and complementary business lines between our two organizations, we believe this transaction will generate substantial value and meaningful benefits for our customers, shareholders, associates, and communities.”

Like Trustmark, Hancock Whitney has a strong tradition of community support through meaningful local partnerships, investment, and community engagement. Following the merger, Hancock Whitney will continue to foster existing Trustmark relationships with local community partners and the planned Central Mississippi Advisory Board will enhance Hancock Whitney’s business development opportunities throughout the region.

The merger is expected to close late in the first quarter of 2027, subject to the receipt of regulatory approvals, approval by Hancock Whitney and Trustmark shareholders, and the satisfaction of other customary closing conditions. Five members of Trustmark’s Board of Directors will join Hancock Whitney’s Board of Directors following the transaction close, including Duane Dewey. Upon conversion, which is expected in late 2027, Trustmark associates and branches will operate under the Hancock Whitney name and brand.

Transaction Terms

Under the terms of the merger agreement, Hancock Whitney will issue 0.7463 shares of common stock for each outstanding share of Trustmark common stock in a 100% stock transaction. Based on Hancock Whitney’s closing stock price on November 11, 2026, the consideration implies an aggregate transaction value of approximately $3.2 billion. The transaction is expected to be approximately 7% accretive to Hancock Whitney’s 2028 estimated earnings per share, mildly dilutive to regulatory capital at close, and approximately 7% dilutive to tangible book value per share with earn-back in approximately 2.8 years inclusive of merger expenses. At close, Hancock Whitney’s shareholders will own approximately 65% and Trustmark shareholders will own approximately 35% of the combined company.

Advisors

Raymond James & Associates, Inc. is serving as financial advisor to Hancock Whitney and Wachtell, Lipton, Rosen & Katz is serving as legal advisor. Goldman Sachs & Co., LLC is serving as financial advisor to Trustmark and Covington & Burling LLP and Brunini, Grantham, Grower & Hewes, PLLC, are serving as legal advisor.

Teleconference/Webcast Information

Hancock Whitney and Trustmark’s management will host a conference call to discuss the acquisition on Thursday, November 12, 2026 at 8:00 a.m. Central Time, to discuss the strategic and financial implications of the transaction. A live listen-only webcast of the call will be available under the Investor Relations section of Hancock Whitney’s website at investors.hancockwhitney.com and the Investor Relations section of Trustmark’s website at investorrelations.trustmark.com. A link to the release and slide presentation are also posted as part of the webcast link. To participate in the Q&A portion of the call, dial 833-461-5787, access code 272691256.

About Hancock Whitney

Since the late 1800s, Hancock Whitney has embodied core values of Honor & Integrity, Strength & Stability, Commitment to Service, Teamwork, and Personal Responsibility. Hancock Whitney offices and financial centers in Mississippi, Alabama, Florida, Louisiana, and Texas offer comprehensive financial products and services, including traditional and online banking; commercial and small business banking; private banking; trust and investment services; healthcare banking; and mortgage services. The company also operates combined loan and deposit production offices in the greater metropolitan areas of Nashville, Tennessee, and Atlanta, Georgia. More information is available at www.hancockwhitney.com.

About Trustmark

Trustmark Corporation is a bank holding company headquartered in Jackson, Mississippi, with assets of $19.1 billion as of September 30, 2026. Trustmark Corporation trades on the NASDAQ under the symbol “TRMK.” Through its wholly owned subsidiaries, Trustmark operates as a financial services organization providing banking and financial solutions to corporate institutions and individual customers through offices in Alabama, Florida, Georgia, Mississippi, Tennessee and Texas. Additional corporate information is available at www.trustmark.com.

Important Cautionary Statement about Forward-Looking Statements

This release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Hancock Whitney and Trustmark, the expected timing of completion of the transaction, and other statements that are not historical facts. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Such statements are subject to numerous assumptions, risks, estimates, uncertainties, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook," or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.

Hancock Whitney and Trustmark caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Hancock Whitney's and Trustmark's control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: the impact of current and future economic conditions, including the effects of declines in the real estate market, tariffs or trade wars (including reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services), high unemployment, inflationary pressures, increasing insurance costs, fluctuations in interest rates, including the impact of changes in interest rates on our financial projections, models and guidance and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing, general economic business conditions in our local markets, Federal Reserve action with respect to interest rates, the effects of war or other conflicts, acts of terrorism, climate change, the impact of natural or man-made disasters, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings, assessments, and enforcement actions, as well as the impact of negative developments affecting the banking industry and the resulting media coverage; the timing, benefits, the potential impact of third-party business combinations in our footprint on our performance and financial condition, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, and the impact of artificial intelligence on our business operations, the adequacy of our internal controls over financial and non-financial reporting, the impact of changes in U.S. laws or policies, including those related to credit card interest rates, the financial impact of regulatory requirements and tax reform legislation, deposit trends, credit quality trends, net interest margin trends, future expense levels, future profitability, supplemental disclosure items, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts and expected returns; the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement between Hancock Whitney and Trustmark; the outcome of any legal proceedings that may be instituted against Hancock Whitney or Trustmark; delays in completing the proposed transaction involving Hancock Whitney and Trustmark; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Hancock Whitney shareholder approval or Trustmark shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Hancock Whitney and Trustmark do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of Hancock Whitney and Trustmark to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Hancock Whitney and Trustmark successfully; the dilution caused by Hancock Whitney's issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Hancock Whitney and Trustmark.

Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” of Hancock Whitney’s Annual Report on Form 10-K for the year ended December 31, 2025, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2026, each of which is on file with the U.S. Securities and Exchange Commission (“the SEC”) and available on the "Investor Relations" section of Hancock Whitney's website, investors.hancockwhitney.com, and in other documents Hancock Whitney files with the SEC, and in Trustmark's Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2026, each of which is available on Trustmark's investor relations website, investorrelations.trustmark.com and in other documents Trustmark files with the SEC.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Hancock Whitney will file with the SEC a Registration Statement on Form S-4 (the “registration statement”), that will include a joint Proxy Statement of Hancock Whitney and Trustmark and a Prospectus of Hancock Whitney, (the “joint proxy statement/prospectus”), as well as other relevant documents regarding the proposed transaction. The proposed transaction involving Hancock Whitney and Trustmark will be submitted to Hancock Whitney’s shareholders and Trustmark’s shareholders for their consideration. Investors, shareholders of Hancock Whitney and shareholders of Trustmark are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the transaction when it becomes available and any other relevant documents filed with the SEC and the Federal Reserve, as well as any amendments or supplements to these documents, because they will contain important information.Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Hancock Whitney and Trustmark, without charge, from the SEC’s website (www.sec.gov), Hancock Whitney’s website at investors.hancockwhitney.com and Trustmark’s website at investorrelations.trustmark.com. Copies of the joint proxy statement/prospectus, when available, and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Hancock Whitney Investor Relations, Hancock Whitney Corporation, Hancock Whitney Plaza, 2510 14th Street, Gulfport, Mississippi 39501, Attention: Investor Relations, by calling 504.299.5706, or by sending an e-mail to investorrelations@hancockwhitney.com. Copies of the joint proxy statement/prospectus, when available, and the filings containing information about Trustmark may be obtained after their filing with the SEC, without charge, by directing a request to Trustmark Investor Relations, Trustmark Corporation, 248 East Capitol Street, Jackson, Mississippi 39201, by calling 601.208.6898, or by sending an e-mail to investorrelations@trustmark.com. References to Hancock Whitney’s and Trustmark’s websites do not constitute incorporation by reference of the information contained on those websites and such information is not, and should not be, deemed part of this filing.

Participants in the Solicitation

Hancock Whitney, Trustmark, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Hancock Whitney and shareholders of Trustmark in connection with the proposed transaction. Information regarding the interests of the directors and executive officers of Hancock Whitney and Trustmark and other persons who may be deemed to be participants in the solicitation of shareholders of Hancock Whitney and Trustmark in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive joint proxy statement/prospectus related to the transaction, which will be filed by Hancock Whitney with the SEC. Information regarding Hancock Whitney’s directors and executive officers is available in its definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on March 17, 2026, and other documents filed by Hancock Whitney with the SEC. Information regarding Trustmark’s directors and executive officers is available in its definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2026, and other documents filed by Trustmark with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC and by Hancock Whitney and Trustmark, respectively. Free copies of these documents may be obtained as described above under “Important Additional Information and Where to Find It.”

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.